UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2009

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-33606	98-0501001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
19 Par-La-Ville Road, Hamilton, HM 11 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On September 4, 2009, Validus Holdings, Ltd. (“Validus”) completed its acquisition of IPC Holdings, Ltd. (“IPC”) as contemplated by the agreement and plan of amalgamation dated as of July 9, 2009 among IPC, Validus and Validus Ltd. (the “Amalgamation Agreement”), following the approval of the issuance of Validus common shares pursuant to the Amalgamation Agreement by the shareholders of Validus and the adoption of the Amalgamation Agreement and approval of the amalgamation by the shareholders of IPC.
Pursuant to the terms of the Amalgamation Agreement, IPC amalgamated into Validus Ltd., a wholly owned subsidiary of Validus. Each common share of IPC issued and outstanding immediately prior to the amalgamation was converted into the right to receive $7.50 in cash, without interest, and 0.9727 Validus common shares.
Validus expects to issue a total of approximately 54,571,939 common shares, plus cash in lieu of fractional shares, and to pay approximately $420.8 million to IPC shareholders pursuant to the terms of the Amalgamation Agreement, based on the number of IPC common shares deemed to have been outstanding on September 4, 2009, as calculated under the Amalgamation Agreement.
The foregoing description of the Amalgamation Agreement is qualified in its entirety by reference to the full text of the Amalgamation Agreement, a copy of which is attached as Exhibit 2.1 to Validus’ current report on Form 8-K filed on July 9, 2009 and incorporated by reference herein.
A copy of the press release dated September 4, 2009 announcing the completion of the acquisition is attached hereto as Exhibit 99.1 and incorporated by reference herein.
For important information regarding the amalgamation, including the risks of the amalgamation and the businesses of Validus and IPC, investors are urged to read the Validus’ Registration Statement on Form S-4/A, dated August 5, 2009, filed with the Securities and Exchange Commission.
Item 7.01. Regulation FD Disclosure.
Beginning on September 4, 2009, Validus will present the information attached to this report as Exhibit 99.2 to various investors. The presentation attached to this Current Report on Form 8-K as Exhibit 99.2 is incorporated herein by reference.
The information in Item 7.01 of this Current Report on Form 8-K and the information set forth in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired. The financial statements called for by Item 9.01(a) were included in the Registration Statement on Form S-4 (File No. 333-159148) and the Quarterly Report on Form 10-Q of IPC filed on August 7, 2009 (File No. 000-27662) and are incorporated herein by reference.
(b) Pro forma financial information. The pro forma financial information called for by Item 9.01(b) was included in the Registration Statement on Form S-4 (No. 333-159148) and the Form 8-K of Validus filed on August 13, 2009 (File No. 001-33606) and is incorporated herein by reference.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release, dated September 4, 2009, entitled “Validus Completes Acquisition of IPC Holdings.”

99.2	Investor Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 4, 2009

VALIDUS HOLDINGS, LTD.
(Registrant)

By: /s/ Joseph E. (Jeff) Consolino Name: Joseph E. (Jeff) Consolino
Title: Executive Vice President & Chief Financial Officer